UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2010
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TIB Financial Corp.
(Exact name of registrant as specified in its charter)
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Florida	0-21329	65-0655973
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

599 9th Street North, Suite 101 Naples, Florida	34102-5624
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (239) 263-3344
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2010, each of Richard C. Bricker Jr. (Corporate Governance and Nomination Committee, Executive Committee), Paul O. Jones Jr. (Compensation Committee, Corporate Governance and Nomination Committee, Executive Committee), Thomas J. Longe (Executive Committee, Strategic Planning and Marketing Committee), John G. Parks Jr. (Audit Committee, Executive Committee), Marvin F. Schindler (Audit Committee, Strategic Planning and Marketing Committee) and Otis T. Wallace (Corporate Governance and Nomination Committee, Audit Committee) resigned as a member of the board of directors of TIB Financial Corp. (the “Company”) in connection with the consummation of the transactions contemplated by the Investment Agreement.

On September 30, 2010, the individuals listed below were appointed to the board of directors of the Company and to the committees specified below. Each individual will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s annual proxy statement filed with the Securities and Exchange Commission on April 29, 2010.

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R. Eugene Taylor. Mr. Taylor, who is 63, is the Chairman and Chief Executive Officer of North American Financial Holdings, Inc. (“NAFH”).  He spent 38 years at Bank of America and its predecessor companies, most recently as the Vice Chairman of the firm and President of Global Corporate & Investment Banking.  Mr. Taylor also served on Bank of America’s Risk & Capital and Management Operating Committees.  After serving in various management positions with Bank America and its predecessor companies throughout the Southeast, in 2001, he was named President of Bank of America Consumer & Commercial Banking.  In 2004, Mr. Taylor assumed responsibility for the organizations’ combined Commercial Banking businesses known as Global Business & Financial Services, before being named Vice Chairman of Bank of America and President of Global Corporate & Investment Banking in 2005.  Prior to joining NAFH, Mr. Taylor served as a Senior Advisor at Fortress Investment Group.  Mr. Taylor is a Florida native and received his Bachelor of Science in Finance from Florida State University.

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Christopher G. Marshall.  Mr. Marshall, who is 51, is the Chief Financial Officer of NAFH. Mr. Marshall served as a Senior Advisor to the Chief Executive Officer of GMAC where he developed and implemented a company-wide restructuring plan and as an advisor to The Blackstone Group providing advice and analysis for potential investments in the banking sector.  From 2006 through 2008 Mr. Marshall served as the CFO of Fifth Third Bancorp.  Mr. Marshall served as Chief Operations Executive of Bank of America’s Global Consumer and Small Business Bank from 2004 to 2006 after holding various positions throughout Bank of America beginning in 2001.  Prior to joining Bank of America, Mr. Marshall served as CFO and COO of Honeywell Global Business Services from 1999 to 2001.  From 1995 to 1999, he served as CFO of AlliedSignal Technical Services Corporation.  Prior to that, he held several managerial positions at TRW, Inc. from 1987 to 1995.  Mr. Marshall earned a Bachelor of Science degree in Business Administration from the University of Florida and obtained a Master of Business Administration degree from Pepperdine University.

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Peter N. Foss (member of the Audit and Risk Committee).  Mr. Foss serves on the Board of Directors of NAFH. Peter Foss has been President of the General Electric Olympic Sponsorship and Corporate Accounts since 2003.  In addition, Mr. Foss is General Manager for Enterprise Selling, with additional responsibilities for Sales Force Effectiveness and Corporate Sales Programs.  He has been with GE for 29 years, and prior to this assignment, served for six years as the President of GE Polymerland, a commercial organization representing GE Plastics in the global marketplace. Prior to Polymerland, Mr. Foss served in various commercial roles in the company, including introducing LEXAN® film in the 1970’s and was the Market Development Manager on the ULTEM® introduction team in 1982.  He has also served as the Regional General Manager for four of the GE Plastics regions including leading the GE Plastics effort in Mexico in the mid 1990’s. Mr. Foss earned a Bachelor of Science degree in Chemistry from Massachusetts College of Pharmacy, Boston.

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R. Bruce Singletary.  Mr. Singletary, who is 60, is the Chief Risk Officer of NAFH.  Prior to joining NAFH, he spent 31 years at Bank of America and its predecessor companies with the last 19 years in various credit risk roles. Mr. Singletary originally joined C&S National Bank as a credit analyst in Atlanta, Georgia.  In 1991, Mr. Singletary was named Senior Credit Policy Executive of C&S Sovran, which was renamed NationsBank in January 1992, for the geographic areas of Maryland, Virginia and the District of Columbia.  Mr. Singletary lead the credit function of NationsBank from 1990 to 1998. In 1998, Mr. Singletary relocated to Florida to establish a centralized underwriting function to serve middle market commercial clients in the Southeast.  In 2000, Mr. Singletary assumed credit responsibility for Bank of America’s middle market leveraged finance portfolio for the eastern half of the United States.  In 2004, Mr. Singletary served as Senior Risk Manager for commercial banking for Bank of America’s Florida Bank.  Mr. Singletary earned a Bachelor of Science degree in Industrial Management from Clemson University and obtained a Masters of Business Administration degree from Georgia State University

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William A. Hodges (Chairman of the Audit and Risk Committee).  Mr. Hodges is a member of the Board of Directors of NAFH.  Mr. Hodges has been President and Owner of LKW Development LLC, a Charlotte-based residential land developer and homebuilder, since 2005.  Prior to that, Mr. Hodges worked for ten years in various functions at Bank of America.  From 2004 to 2005, he served as Chairman of Bank of America’s Capital Commitment Committee.  Mr. Hodges served as Managing Director and Head of Debt Capital Markets from 1998 to 2004 and as Managing Director and Head of the Real Estate Finance Group from 1996 to 1998.  Prior to the Bank of America acquisition, he served as Market President and Head of Mid-Atlantic Commercial Banking for NationsBank from 1992 to 1996.  Mr. Hodges began his career at North Carolina National Bank (NCNB), where he worked for twenty years in various roles, including Chief Credit Officer of Florida operations and as a manager in the Real Estate Banking and Special Assets Groups.  Mr. Hodges earned a bachelor’s degree in history from the University of North Carolina at Chapel Hill and a master’s degree in finance from Georgia State University.

In addition, effective following the Closing, Thomas J. Longe (Vice-Chairman, Chief Executive Officer and President of the Company), Stephen J. Gilhooly (Executive Vice President, Chief Financial Officer and Treasurer of the Company), Michael D. Carrigan (Chief Executive Officer and President of TIB Bank), and Alma R. Shuckhart (Senior Executive Vice President and Chief Credit Officer of TIB Bank) together with certain of the Company’s other employees, entered into an offer letter/waiver in the form attached hereto as Exhibit 10.1, pursuant to which they waived certain provisions of their existing employment agreements and other employee benefits arrangements with the Company.  Michael H. Morris (Chief Executive Officer and President of Naples Capital Advisors, Inc.) entered into an offer letter/waiver in the form attached hereto as Exhibit 10.2, pursuant to which he has waived certain provisions of he existing employment agreements and other employee benefits arrangements with the Company.

On September 30, 2010, Mr. Taylor assumed the title of, and Mr. Longe resigned as, Chief Executive Officer of the Company, Mr. Marshall assumed the title of, and Mr. Gilhooly resigned as, Chief Financial Officer of the Company and Mr. Singletary assumed the title of Chief Risk Officer of the Company.  Mr. Gilhooly continues to serve as Treasurer of the Company.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
10.1	Form of Offer Letter/Waiver.
10.2	Form of Offer Letter/Wavier by and between Michael H. Morris and TIB Financial Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.
(Registrant)

October 6, 2010                                                                         By:/s/ Stephen J. Gilhooly
       Name: Stephen J. Gilhooly
     Title: Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Form of Offer Letter/Waiver.
10.2	Form of Offer Letter/Wavier by and between Michael H. Morris and TIB Financial Corp.